Filed pursuant to Rule 497(e)

File Nos. 33-36528 and 811-6161

ALLIANZ FUNDS

Supplement dated April 22, 2014 to the

Statutory Prospectus for Administrative Class shares

of all series of Allianz Funds except for AllianzGI Money Market Fund

Dated August 28, 2013 (as revised December 19, 2013) (as supplemented thereafter)

Disclosure Relating to

AllianzGI International Managed Volatility Fund, AllianzGI NFJ All-Cap Value Fund and

AllianzGI U.S. Managed Volatility Fund

Termination of Administrative Class

The Board of Trustees (“Board”) of Allianz Funds (the “Trust”) has approved the termination of Administrative Class shares of each of AllianzGI International Managed Volatility Fund, AllianzGI NFJ All-Cap Value Fund and AllianzGI U.S. Managed Volatility Fund (each, a “Fund” and together, the “Funds”), which will occur on or about May 21, 2014 or on such other date as may be determined by the President of the Trust (the “Termination Date”). Any Administrative Class shares of the Funds outstanding on the Termination Date will be automatically redeemed on the Termination Date. The proceeds of any such redemptions will be the net asset value of such shares after all charges, taxes, expenses and liabilities of the Administrative Class of each Fund have been paid or provided for. The distribution of these proceeds will occur promptly following the Termination Date, and will be made to all shareholders of record holding Administrative Class shares of the Funds on the Termination Date.

At any time prior to the Termination Date, shareholders may redeem their Administrative Class shares of a Fund and receive the net asset value thereof, pursuant to the procedures set forth in the “How to Buy and Sell Shares” section of such Fund’s prospectus. Shareholders may also exchange their Administrative Class shares of each Fund for shares of the same class of any other series of the Trust (except for other Funds) or series of Allianz Funds Multi-Strategy Trust that offers that class, as described under “How to Buy and Sell Shares — Exchanging Shares” in the Prospectus. Such exchanges will be taxable transactions for shareholders who hold shares in taxable accounts.

For taxable shareholders of each Fund, the automatic redemption of Administrative Class shares on the Termination Date will generally be treated as any other redemption of shares and may result in a gain or loss to shareholders for U.S. federal income tax purposes. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of state, local or non-U.S. tax laws.

Restrictions on New Purchases of and Exchanges for Administrative Class Shares of each Fund

The Board has imposed the following restrictions on new purchases of, and exchanges for, shares of each of the Funds:

Effective immediately, Administrative Class shares of each Fund will no longer be available for purchase by current or new investors in such Fund, other than through the automatic reinvestment of distributions by current Administrative Class shareholders of such Fund, and shareholders of other series of the Trust or Allianz Funds Multi-Strategy Trust will no longer be permitted to exchange any of their shares for Administrative Class shares of a Fund, as described in the Prospectus under “How to Buy and Sell Shares — Exchanging Shares.”